EXHIBIT 10.1
LETTER AGREEMENT
November 5, 2009
Digital Angel Corporation
490 Villaume Avenue
South St. Paul, MN 55075
Attention: President

Re:	Pre-payment of Term Loan and Waiver of Interim Payments
Ladies and Gentlemen:
Reference is made to (a) the Securities Purchase Agreement dated as of August 31, 2007 between Digital Angel Corporation f/k/a Applied Digital Solutions, Inc. (the “Company”) and Kallina Corporation (“Kallina”) (as amended, restated, modified and/or supplemented from time to time, the “Kallina SPA”); (b) the Secured Term Note dated as of August 31, 2007 from the Company in favor of Kallina in the original principal amount of $7,000,000 (as amended, restated, modified and/or supplemented from time to time, the “2007 Kallina Note”); and (c) the other Related Agreements as defined in the Kallina SPA (collectively with the Kallina SPA, the 2007 Kallina Note and all instruments, documents and agreements related thereto, the “Existing Kallina Agreements”). Capitalized terms used herein that are not defined shall have the meanings given to them in the Kallina SPA.
Reference is also made to the (a) the Securities Purchase Agreement dated as of August 24, 2006 between the Company and Laurus Master Fund, Ltd. (“Laurus”) (as amended, restated, modified and/or supplemented from time to time, the “Laurus SPA”); (b) the Secured Term Note dated as of August 24, 2006 from the Company in favor of Laurus in the original principal amount of $13,500,000 (as amended, restated, modified and/or supplemented from time to time, the “2006 Laurus Note” and collectively with the 2007 Kallina Note, the “Notes”); and (c) the other Related Agreements as defined in the Laurus SPA (collectively with the Laurus SPA, the 2006 Laurus Note and all instruments, documents and agreements related thereto, the “Existing Laurus Agreements,” and collectively with the Existing Kallina Agreements and the 2008 Letter Agreement and 2008 Note (defined below), the “Existing Agreements”).
Reference is also made to the November 26, 2008 Letter Agreement (the “2008 Letter Agreement”), entered into between the Laurus/Kallina Related Parties (as defined below), including (a) the Senior Secured Term Note dated as of October 2, 2008 from the Company in the original principal amount of $2,000,000 (as amended, restated, modified and/or supplemented from time to time, the “2008 Note”); (b) the amendments to the 2007 Kallina Note and the 2006 Laurus Note as described in the 2008 Letter Agreement, and (c) the Deferral Payment owed by the Company to the Laurus/Kallina Related Parties in the amount of $800,000 as described in the 2008 Letter Agreement (the “Deferral Payment” and together with the Notes and the 2008 Note, the “Existing Debt Obligations”).

As you are aware, by way of one or more instruments of partial assignment, Kallina’s and Laurus’ respective rights in and interests under the Existing Kallina Agreements and the Existing Laurus Agreements, respectively, were assigned to one or more of the following entities: Valens Offshore SPV II, Corp. (“Valens Offshore II”), Valens U.S. SPV I, LLC (“Valens U.S.”), Valens Offshore SPV I, Ltd. (“Valens Offshore I”) and PSource Structured Debt Limited (“PSource,” and collectively with Kallina, Laurus, Valens Offshore II, Valens U.S. and Valens Offshore I, each a “Laurus/Kallina Related Party” and collectively, the “Laurus/Kallina Related Parties”).
On November 2, 2009, the Company (and certain subsidiaries) entered into an Asset Sale and Purchase Agreement (the “Sale Agreement”) with Orolia SA to sell substantially all of the assets of the McMurdo business unit for consideration of no less than $10,000,000 in cash (of which amount no more than $1,500,000 may be subject to holdback for settlement of post closing obligations under the Sale Agreement) (the “McMurdo Sale Transaction”).
The Company and the Laurus/Kallina Related Parties desire to (a) waive the principal payment due from the Company under the Notes for the month of November 2009, in exchange for (b) the payment in full of the Notes upon the Company’s receipt of funds from the McMurdo Sale Transaction, on the terms and conditions set forth below.
In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
(a) The Company and the Laurus/Kallina Related Parties agree that the Company shall proceed to close the McMurdo Sale Transaction as provided in the Sale Agreement and, within three (3) business days of receipt of funds by the Company upon closing of the McMurdo Sale Transaction, the Company will pay to the Laurus/Kallina Related Parties, and the Laurus/Kallina Related Parties will accept from the Company, all outstanding amounts in respect of the Existing Debt Obligations which are then owing by the Company (the total principal amount outstanding thereunder as of the date of this Letter Agreement is $5,195,689.18, the “Outstanding Principal Amount” and together with all interest and fees related thereto, the “Prepayment”); provided, however, that the Company’s obligation to make such Prepayment is expressly contingent upon the closing of the McMurdo Sale Transaction and receipt of proceeds from the buyer thereunder.
(b) Subject to payment as described in paragraph (a) above, the Laurus/Kallina Related Parties waive the right to receive the Monthly Amounts under the Notes (the Monthly Amounts total $208,333.34) that are due and payable in November 2009 (the “Deferred Monthly Amount”); provided that in the event such payment as described in paragraph (a) above is not made, then the Deferred Monthly Amount shall be paid in full on the Maturity Date under the Notes together with all other amounts that may be due and owing under the Notes at such time.
(c) Except as provided by this Letter Agreement, the Existing Agreements (and each Related Agreement as defined therein) shall remain in full force and effect, including the Company’s rights of payment options under the 2008 Agreement relating to form of the Deferral Payment, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Letter Agreement shall not operate as a waiver of any right, power or remedy of any Laurus/Kallina Related Party, nor constitute a waiver of any provision of any of the Existing Agreements, except as specifically provided herein. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
(d) This Letter Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
[SIGNATURE PAGES FOLLOW]

Very truly yours,

LAURUS MASTER FUND, LTD. (In Liquidation)

By:	Laurus Capital Management, LLC, its
investment manager

By:

Name:

	Title:	Authorized Signatory

KALLINA CORPORATION

By:	Laurus Capital Management, LLC, its
investment manager

By:

Name:

	Title:	Authorized Signatory

VALENS U.S. SPV I, LLC
VALENS OFFSHORE SPV I, LTD.
VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its
investment manager

By:

Name:

	Title:	Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:

Name:

	Title:	Authorized Signatory
SIGNATURE PAGE TO
LETTER AGREEMENT

PSOURCE STRUCTURED DEBT LIMITED

By:	PSource Capital Limited, its investment consultant

By:

Name:

	Title:	Authorized Signatory

CONSENTED AND AGREED TO:

DIGITAL ANGEL CORPORATION
(f/k/a Applied Digital Solutions, Inc.)

By:
Name:
Title:

DESTRON FEARING CORPORATION
(f/k/a Digital Angel Corporation)

By:
Name:
Title:

DIGITAL ANGEL TECHNOLOGY CORPORATION

By:
Name:
Title:

DIGITAL ANGEL INTERNATIONAL, INC.

By:
Name:
Title:
SIGNATURE PAGE TO
LETTER AGREEMENT

FEARING MANUFACTURING CO. INC.

By:
Name:
Title:
FLORIDA DECISION CORPORATION
(f/k/a Pacific Decision Sciences Corporation)

By:
Name:
Title:
SIGNATURE PAGE TO
LETTER AGREEMENT

EXHIBIT A
Wiring Instructions
Capital One Bank NA
404 Fifth Ave, New York, NY
ABA#
LV Administrative Services
Account #
Reference: DIGA